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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this time Form 10-KSB into the Company's previously filed Registration Statement File No. 333-1520.


                                    ARTHUR ANDERSON LLP





Los Angles, California
June 28, 1999